UNITED STATES

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SCHEDULE 14A

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Form of Email from Function Leads to Employees

Dear Colleagues:

Having just come from the Global Town Hall with Hugh Grant, I wanted to share a few thoughts with you as we begin FY17 in light of the news of the Monsanto-Bayer combination.

First, I want to thank all of you for your efforts in FY16. We had a tough and challenging year, but we made good progress on our goals and it’s a testament to your resiliency and dedication that we moved our organization forward in spite of the obstacles in our way.

We now have the opportunity to be part of another global company that shares the same mission: to deliver growers enhanced solutions to deal with the complex challenges they face in serving the needs of a growing population. I know this comes as a distraction in an already challenging time at Monsanto and has likely prompted many questions about the impact to you personally as well as to the work we have going on.

Let me address the question of the plans we have in place. Over the past year, we have rolled out our plans to [ ].

These plans have not changed, and in fact, it’s critical that we deliver on the goals we have committed to in FY17 in order to serve our customers and business partners today and into the future. We will continue to execute on our FY17 plans and operate with a business as usual approach until directed otherwise.

As noted at our global town hall, a transition planning team will be created with leaders of both companies working together to establish an integration plan to bring the companies together. As actions and decisions are made, Monsanto leaders have pledged to communicate as openly as possible. I ask you to share your thoughts, questions and concerns with your direct manager and leadership teams so that we know your concerns and what’s on your mind. You can also find information and submit questions on Monsanto Connection.

We are on the cusp of the digital age of agriculture and bringing together Monsanto’s and Bayer’s solutions and capabilities means we will continue to be on the forefront of this change. My team and I look forward to working with you over the days and weeks ahead as we navigate this journey together.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Monsanto Company (“Monsanto”) and Bayer Aktiengesellschaft (“Bayer”). In connection with the proposed merger, Monsanto and Bayer intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Monsanto’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Monsanto may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF MONSANTO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and Monsanto’s website, www.monsanto.com, and Monsanto stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Monsanto. In addition, the documents (when available) may be obtained free of charge by directing a request to Corporate Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167, or by calling (314) 694-8148.

Participants in Solicitation

Monsanto, Bayer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Monsanto common stock in respect of the proposed transaction. Information about the directors and executive officers of Monsanto is set forth in the proxy statement for Monsanto’s 2016 annual meeting of stockholders, which was filed with the SEC on December 10, 2015, and in Monsanto’s Annual Report on Form 10-K for the fiscal year ended August 31, 2015, which was filed with the SEC on October 29, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: the risk that Monsanto stockholders do not approve the transaction; uncertainties as to the timing of the transaction; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Monsanto; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the merger; the impact of the transaction on the Company’s credit rating; other factors detailed in Monsanto’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended August 31, 2015 and Monsanto’s other filings with the SEC, which are available at http://www.sec.gov and on Monsanto’s website at www.monsanto.com; and other factors discussed in Bayer’s public reports which are available on the Bayer website at www.bayer.com. Monsanto assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Prepared Testimony of

Dr. Robert T. Fraley, Executive Vice President and

Chief Technology Officer, Monsanto

Senate Committee on the Judiciary Hearing on

“Consolidation and Competition in the U.S. Seed and Agrochemical Industry.”

September 20, 2016

Good morning, Chairman Grassley, Ranking Member Leahy, and Members of the Senate Committee on the Judiciary. Thank you for the opportunity to discuss our company’s views on the topic of “Consolidation and Competition in the U.S. Seed and Agrochemical Industry.” I serve as Monsanto’s Executive Vice President and Chief Technology Officer and I am pleased to be here today.

We are witnessing a new era in agriculture as a result of advances in biology and data science. Silicon Valley is digitizing farming around the world. And breakthroughs like gene editing are opening up a whole new world of possibilities in plant biology.

These advances are urgently needed to address major challenges facing society, as we must:

•	Feed 10 billion people by 2050
•	Mitigate the impact of climate change
•	Improve sustainability to produce more with less
•	Help increase the efficiency and productivity of farmers

Fortunately, the pace of innovation is accelerating, and new tools and applications are creating a healthy disruption in agriculture. This should not be a surprise, as we live in a world where Google is able to pivot from its traditional space and build a driver-less car… and Amazon is developing a rocket ship! Agriculture can and should similarly embrace these revolutionary technologies.

As someone who grew up on a small family farm in Illinois, I understand that change can be unsettling to farmers. But our industry is changing…and it needs to… because the solutions we need can only come if companies embrace new technology, increase their investments, and accelerate research and development (R&D). And that’s why you are seeing the latest round of mergers right now.

Why is that the case? It’s fairly simple. Fifteen years ago, we spent $300 million on R&D. Today we spend $1.5 billion. That sounds like a big number. But compare that against other data and life science companies like Microsoft, Apple, Pfizer and Merck who each invest over $10 billion per year in R&D. To realize a step-change, agricultural companies will need to invest more if we expect to deliver what farmers need and do it faster.

Monsanto and Bayer are aiming for that goal. We are bringing together two very different businesses with complementary technologies and minimal overlap. Monsanto’s expertise in seeds, traits, and data science — combined with Bayer’s crop chemistry portfolio — will strengthen R&D and create new pathways to innovation.

As the Chief Technology Officer, I am proud of Monsanto’s record of innovation — stretching from the early days of biotechnology to our new pioneering investments in precision agriculture, digital farming and understanding of the soil microbiome… and it won’t stop there… there is so much more to do!

I spend a lot of time in the field talking with farmers… and if there is one message that I would like them to hear today, it is that we are listening and we are committed to you. You will continue to enjoy the products and choices you have today. Our innovation will continue to be broadly licensed so that you can buy the newest products from the suppliers that you choose. And competition will increase.

I say this as one farmer to another — we understand we have to earn your business each and every season… and we can only do that if we bring real value to your farm through our constant innovation every spring!

The bottom line is that our industry is undergoing a healthy and sorely needed transformation. We understand the concerns about consolidation — which we will hear more about today. But you must also put it in context, as this type of change enables more innovation and delivers better products to the farm even faster. Farmers are best served when companies invest more in new technologies and accelerate the pace of their R&D, which in turn spurs robust competition.

I want to thank the Committee for bringing us together today. I hope we can really get to the heart of what farmers need. Times are really tough right now in agriculture. We are all feeling it. But from my experience, the answer is innovation. Innovation drives competition. Innovation strengthens the farming economy. And innovation lifts our society and improves the environment.

For our farmer customers that are watching today, we hope you are as excited as we are about the future, as we work together to meet the tremendous challenges in front of us.

Thank you.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Monsanto Company (“Monsanto”) and Bayer Aktiengesellschaft (“Bayer”). In connection with the proposed merger, Monsanto and Bayer intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Monsanto’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Monsanto may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF MONSANTO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and Monsanto’s website, www.monsanto.com, and Monsanto stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Monsanto. In addition, the documents (when available) may be obtained free of charge by directing a request to Corporate Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167, or by calling (314) 694-8148.

Participants in Solicitation

Monsanto, Bayer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Monsanto common stock in respect of the proposed transaction. Information about the directors and executive officers of Monsanto is set forth in the proxy statement for Monsanto’s 2016 annual meeting of stockholders, which was filed with the SEC on December 10, 2015, and in Monsanto’s Annual Report on Form 10-K for the fiscal year ended August 31, 2015, which was filed with the SEC on October 29, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: the risk that Monsanto stockholders do not approve the transaction; uncertainties as to the timing of the transaction; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Monsanto; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the merger; the impact of the transaction on the Company’s credit rating; other factors detailed in Monsanto’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended August 31, 2015 and Monsanto’s other filings with the SEC, which are available at http://www.sec.gov and on Monsanto’s website at www.monsanto.com; and other factors discussed in Bayer’s public reports which are available on the Bayer website at www.bayer.com. Monsanto assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Monsanto Company Tweet (@MonsantoCo), September 20, 2016

Statement on Senate Judiciary Hearing on “Consolidation and Competition in the U.S. Seed and Agrochemical Industry” http://news.monsanto.com/news/monsanto-statement-senate-judiciary-hearing-consolidation-and-competition-us-seed-and-agrochemi

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Monsanto Company (“Monsanto”) and Bayer Aktiengesellschaft (“Bayer”). In connection with the proposed merger, Monsanto and Bayer intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Monsanto’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Monsanto may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF MONSANTO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and Monsanto’s website, www.monsanto.com, and Monsanto stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Monsanto. In addition, the documents (when available) may be obtained free of charge by directing a request to Corporate Secretary, Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri 63167, or by calling (314) 694-8148.

Participants in Solicitation

Monsanto, Bayer and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Monsanto common stock in respect of the proposed transaction. Information about the directors and executive officers of Monsanto is set forth in the proxy statement for Monsanto’s 2016 annual meeting of stockholders, which was filed with the SEC on December 10, 2015, and in Monsanto’s Annual Report on Form 10-K for the fiscal year ended August 31, 2015, which was filed with the SEC on October 29, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.” Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: the risk that Monsanto stockholders do not approve the transaction; uncertainties as to the timing of the transaction; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the transaction; the retention of certain key employees at Monsanto; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the merger; the impact of the transaction on the Company’s credit rating; other factors detailed in Monsanto’s Annual Report on

Form 10-K filed with the SEC for the fiscal year ended August 31, 2015 and Monsanto’s other filings with the SEC, which are available at http://www.sec.gov and on Monsanto’s website at www.monsanto.com; and other factors discussed in Bayer’s public reports which are available on the Bayer website at www.bayer.com. Monsanto assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.